Events after the reporting date	12 Months Ended
Dec. 31, 2017
Events After Reporting Period [Abstract]
Events after the reporting date
Events after the reporting date
In its meeting of February 6, 2018, the Board of Directors granted 409,500 restricted share awards.
On January 17, 2018, the Company increased its capital in connection with a public offering by issuing 12,500,000 ordinary shares at $1.60 per share, with participation by Bpifrance (3,125,000 shares), Nokomis Capital, L.L.C (3,125,000 shares) and one board member (25,000 shares). On January 19, 2018, the underwriters purchased an additional 1,875,000 ordinary shares at the public offering price. The total gross proceeds from the offering amounted to $23.0 million and the related expenses costs amounted to $2.1 million resulting in a net proceeds of $20.9 million.